SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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SEASONS SERIES TRUST

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SunAmerica Asset Management Corp.

Seasons Series Trust

P.O. Box 54299

Los Angeles, California 90054-0299

(800) 445-7862

March 15, 2013

Dear Contract Owner:

We are writing to provide you with the enclosed information statement. The information statement provides information regarding the recent subadviser change to the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio and Small Cap Portfolio (each a “Portfolio” and collectively, the “Portfolios”) of Seasons Series Trust (the “Trust”). On November 29, 2012, the Board of Trustees (the “Trustees”) approved the engagement of J.P.Morgan Investment Management Inc. (“J.P. Morgan”) to manage a portion of the Portfolios. Effective January 14, 2013, J.P. Morgan began subadvising each Portfolio. The change of subadviser did not result in an increase to the fees or expenses of the Portfolios.

The change in portfolio management did not result in any modifications to the Portfolios’ principal investment strategies, principal investment risks or expenses payable by the Portfolios.

As a matter of regulatory compliance, the information statement being provided to you describes, among other things, the management structure of the Portfolio, the ownership of J.P. Morgan and the terms of the subadvisory agreement with J.P. Morgan, which has been approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our SunLine customer service center between the hours of 8 a.m. PST and 5 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

John T. Genoy

President

SunAmerica Series Trust

SEASONS SERIES TRUST

P.O. Box 54299

Los Angeles, CA 90054-0299

Multi-Managed Growth Portfolio

Multi-Managed Moderate Growth Portfolio

Small Cap Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

INFORMATION STATEMENT

REGARDING THE ADDITION OF A SUBADVISER

FOR THE PORTFOLIOS

This information statement is being provided to the shareholders of the Portfolio in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management Corp. (“SAAMCo”) from the U.S. Securities and Exchange Commission (the “Commission”), which permits SAAMCo the ability to hire new subadvisers and make changes to existing subadvisory contracts on behalf of Seasons Series Trust (the “Trust”), with the approval of the Board of Trustees (the “Board” or the “Trustees”) but without obtaining shareholder approval. This information statement is being posted at www.sunamerica.com/informationstatements on behalf of the Trustees of the Trust.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

On November 29, 2012, the Trustees approved a Subadvisory Agreement between SAAMCo, the investment adviser and manager of each Portfolio, and J.P.Morgan Investment Management Inc. (“J.P. Morgan” or the “Subadviser”), with respect to the Portfolios. As of January 14, 2013, J.P. Morgan became a subadviser to the Small Cap Growth component of the Multi-Managed Growth Portfolio and the Multi-Managed Moderate Growth Portfolio and the actively-managed Small Cap component of the Small Cap Portfolio. Prior to January 14, 2013, SAAMCo managed such components of the Portfolios. The decision to engage J.P. Morgan is discussed in more detail in the section titled “Factors Considered by the Board of Trustees.”

The Trust and the Adviser

The Portfolios are investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo on January 1, 1999, as amended from time to time, with the approval of the Trustees, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SAAMCo selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets. SAAMCo selects subadvisers it believes will provide the portfolios with the highest quality investment services. SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including J.P. Morgan, act pursuant to agreements with SAAMCo. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The Portfolios do not pay fees directly to a subadviser.

The Subadvisory Agreement

Prior to January 14, 2013, SAAMCo managed the Small Cap Growth component of the Multi-Managed Growth Portfolio and the Multi-Managed Moderate Growth Portfolio and the actively-managed Small Cap component of the Small Cap Portfolio. SAAMCo recommended J.P. Morgan in the ordinary course of its ongoing evaluation of the Portfolio’s performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record. In accordance with the Trustees’ approval of the engagement of J.P. Morgan, the Trustees approved the Subadvisory Agreement, including Amendment No. 3 to the Subadvisory Agreement with J.P. Morgan, which became effective January 14, 2013 (the “J.P. Morgan Subadvisory Agreement”).

The J.P. Morgan Subadvisory Agreement between SAAMCo and J.P. Morgan, on behalf of the Portfolios, provides that (i) the J.P. Morgan shall manage the assets of each Portfolio, (ii) SAAMCo shall compensate the Subadviser for its services, (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) the Subadviser shall comply with the Portfolio’s investment policies and restrictions and with applicable law. The J.P. Morgan Subadvisory Agreement will not result in an increase in fees to shareholders or expenses to each Portfolio.

The J.P. Morgan Subadvisory Agreement also provides for automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board, including a majority of the Independent Trustees, or (ii) the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio. The J.P. Morgan Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of each Portfolio, on not more than 60 days’ nor less than 30 days prior written notice. The J.P. Morgan Subadvisory Agreement and Amendments are attached as Exhibit A.

Under the Advisory Agreement, the annual rate of the investment advisory fee payable to SAAMCo for managing the Small Cap Growth component of the Multi-Managed Growth Portfolio and the Multi-Managed Moderate Growth Portfolio and the actively-managed Small Cap component of the Small Cap Portfolio is as follows:

Portfolio	Advisory Fee Rate	Advisory Fees paid for the period ended March 31, 2012
Multi-Managed Growth Portfolio	0.89% on first $250 million 0.84% on next $250 million 0.79% thereafter	$669,803
Multi-Managed Moderate Growth Portfolio	0.85% on first $250 million 0.80% on next $250 million 0.75% thereafter	$1,170,257
Small Cap Portfolio	0.85% on first $250 million 0.80% on next $250 million 0.75% thereafter	$1,265,931

Prior to January 14, 2013, SAAMCo managed the day-to-day investments of the Small Cap Growth component of the Multi-Managed Growth Portfolio and the Multi-Managed Moderate Growth Portfolio and the actively-managed Small Cap component of the Small Cap Portfolio. Subadvisory fees were not paid on the portions of the Portfolios directly managed by SAAMCo. If the J.P. Morgan Subadvisory Agreement had been in place for the fiscal year ended March 31, 2012, SAAMCo would have retained, and J.P. Morgan would have received, the following investment management fees:

Portfolio	Subadvisory Fees Paid to J.P. Morgan	Advisory Fees Retained by SAAMCo
Multi-Managed Growth Portfolio	$74,960	$360,467
Multi-Managed Moderate Growth Portfolio	$123,723	$674,760
Small Cap Portfolio	$243,103	$714,532

The subadvisory fees paid and advisory fees retained are hypothetical and designed to help you understand the potential effects of the J.P. Morgan Subadvisory Agreement. The actual subadvisory fees paid to J.P. Morgan and the actual advisory fees retained by SAAMCo may be different due to fluctuating asset levels and a variety of other factors.

Information about the Subadviser

J.P.Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly traded company. J.P. Morgan is the primary U.S. investment advisory branch of J.P. Morgan Asset Management, which is the marketing name for the asset management businesses of J.P. Morgan Chase & Co. As of December 31, 2012, J.P. Morgan and its affiliated companies had approximately $1.4 trillion in assets under management worldwide. J.P. Morgan’s address is 170 Park Avenue, New York, New York 10017.

Name and Address*	Current Position with J.P. Morgan
Gatch, George CW	Director/Chairman/Managing Director
Unrein, Lawrence M	Director/CIO-Global Head of Private Equity/Managing Director
Porter, Martin R	CIO-Global Heard of Equities & Balanced Group/Managing Director
Richter, Scott E	Secretary/Chief Legal Officer/Managing Director
Azelby, Joseph K	Director/CIO-Global Head of Real Estate/Managing Director
Quinsee, Paul A	Director/Managing Director
Bertini, Joseph J	Chief Compliance Officer/Managing Director
Young, Robert L	Director/COO/Managing Director
Sullivan, Craig M	Director/Treasurer/CFO/Managing Director
Keating, Catherine A	Director/President/CEO/Managing Director
Schwicht, Peter	Director/Managing Director
Willcox, Christopher P	Director/Global Head of Fixed Income/Managing Director

*	The address for Ms. Keating and Messrs. Gatch, Unrein, Azelby, Quinsee, Bertini, Sullivan and Willcox is 270 Park Avenue, New York, NY 10017. The address for Messrs. Porter and Schwicht is 20 Finsbury Street, London, EC2Y 9AQ. The address for Mr. Richter is 1111 Polaris Parkway, Columbus, OH 43240. The address for Mr. Young is 460 Polaris Parkway, Westerville, OH 43082.

J.P. Morgan is the investment adviser for other mutual funds, and/or certain institutional accounts, that have an investment objective similar to that of each of the Portfolios. The name of such fund or account, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to J.P. Morgan for its management services, are set forth below.

Fund Name	Assets as of December 31, 2012 (millions)	Fee Rate (% of average daily net assets)
Subadvised QDV Small Cap Value Separate Account A*	$272 mm	0.50% on first $50 million 0.40% thereafter
J.P. Morgan US Small Company Fund (at NAV Institutional Shares)	$90.62 mm	0.60% (Management Fee per prospectus)
Standard fees for institutional accounts following the QDV Small Cap Core Strategy	N/A	0.65% on first $50 million 0.55% thereafter

*	This account follows the QDV strategy with a value tilt (benchmark is the Russell 2000 Value Index).

Factors Considered by the Board of Trustees

At a meeting held on November 29, 2012, the Board of Trustees (the “Board”), including the Trustees that are not interested persons of Seasons Series Trust (the “Trust”), as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved an amendment to the Subadvisory Agreement (as amended, the “Subadvisory Agreement”) between SunAmerica Asset Management Corp. (“SAAMCo” or the “Adviser”) and J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Subadviser”). Under the Subadvisory Agreement, JPMIM will assume management of the actively-managed component of the Small Cap Portfolio and the small cap growth component of the Multi-Managed Growth Portfolio and Multi-Managed Moderate Growth Portfolio (each a “Portfolio” and collectively, the “Portfolios”).

In connection with the approval of the Subadvisory Agreement, the Board received materials related to certain factors used in its consideration whether to approve such Subadvisory Agreement. Those factors included:

(1)	the requirements of the Trust in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory services to be provided by the Subadviser and the administrative and other management services provided by the Adviser;

(3)	the size and structure of the investment advisory fee and any other material payments to the Adviser and Subadviser and, in connection therewith, a review of the costs of services provided and the profits realized by the Adviser and its affiliates from the relationship with the Trust;

(4)	the extent to which the Adviser realizes economies of scale and shares them with the Trust;

(5)	the organizational capability and financial condition of the Adviser and Subadviser and their affiliates;

(6)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(7)	the fees paid by the Adviser to the Subadviser for managing the Portfolios of the Trust.

In addition, the Board considered (a) the relationship between the Trust and SAAMCo; (b) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (c) the profitability of SAAMCo and the Subadviser; (d) information regarding SAAMCo’s and the Subadviser’s compliance and regulatory history; and (e) information about the services SAAMCo provides in connection with the oversight of the Subadviser; and (f) the reasonableness of the advisory fee retained by SAAMCo in light of the services it performs.

The Independent Trustees were separately represented by counsel that is independent of the Adviser in connection with their consideration of approval of the Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding each Portfolio’s subadvisory fees compared to subadvisory fees of a group of funds with similar investment strategies and/or objectives, as applicable, (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. In addition, the Board considered the expenses and performance of the Subadviser with respect to accounts and mutual funds managed by it that have comparable investment objectives and strategies to the Portfolios.

Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by, or to be provided by, the Adviser and the Subadviser. In making its evaluation, the Board considered that SAAMCo acts as adviser for each Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of each Portfolio’s assets allocated to the Subadviser, subject to the Trustees’ oversight and control. It was also noted that SAAMCo’s advisory fees compensate SAAMCo for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among each of the Portfolios’ managers and ensuring that the Subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services.

The Board noted that SAAMCo is responsible for overseeing the performance of services by the Trust’s custodian, transfer agent and dividend disbursing agent. The Board also noted that SAAMCo is responsible for the financial, legal and accounting records required to be maintained by each Portfolio and for the administration of the Trust’s business affairs, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any Portfolio) and such executive and other personnel as shall be necessary for the operations of each Portfolio. The Board considered that SAAMCo also monitors and reviews the activities of third-party service providers that may provide additional administrative services.

The Board considered that the Subadviser will be responsible for providing investment management services on a day-to-day basis. In such role, the Subadviser (i) determines the securities to be purchased or sold and executes such documents on behalf of each of the Portfolios as may be necessary in connection therewith; (ii) provides SAAMCo with records concerning their activities; and (iii) renders regular reports to SAAMCo and to officers and Trustees of the Trust concerning their discharge of the foregoing responsibilities. The Board reviewed the Subadviser’s history, structure and size, and investment experience. The Board considered the Subadviser’s personnel that will be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices. The Board was informed that in management’s judgment, the Subadviser has the size, viability and resources to attract and retain highly qualified investment professionals.

The Board considered SAAMCo’s reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board also considered the Trust’s relationship with affiliated life insurance companies that offer the Portfolios through variable annuity and variable life insurance products. The Board considered SAAMCo’s experience in providing supervisory and administrative services to advisory clients. The Board also considered SAAMCo’s code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios’ prospectus.

The Board also reviewed the Subadviser’s compliance and regulatory history, including information about litigation, regulatory actions or investigations that could impair the Subadviser’s ability to serve as a subadviser to the Portfolios. The Board considered the Subadviser’s risk assessment and risk management processes and concluded that there was no information provided that would have a material adverse effect on the Subadviser’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by the Adviser and the Subadviser in light of all the circumstances and that there was a reasonable basis on which to conclude that the Adviser and Subadviser would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ actual and contractual subadvisory fees (including actual subadvisory fees as a portion of management fees). Such fees were compared both before and after expense waivers, caps and reimbursements, if any. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arms-length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvisor Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SAAMCo and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SAAMCo and the Subadviser, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper Inc. (“Lipper”) as well as information provided by management. The Board also considered advisory fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Portfolios.

As part of its review, the Board considered information, including but not limited to the following information, provided by Lipper and management in making its determinations. It was noted that actual subadvisory fees were calculated as of each Portfolio’s most recent fiscal year end, which may vary among the Portfolio’s Subadvisor Expense Group/Universe. The Board considered management’s discussion of each Portfolio’s multi-manager subadvisory management structure and its explanation that the structure results in increased subadvisory fees to the Portfolio but that it promotes greater performance consistency within the Portfolio’s investment objective/strategy.

•

Multi-Managed Growth Portfolio. The Board considered that the proposed contractual subadvisory fees would be above the Portfolio’s current subadvisory fees and above the averages of its Subadvised Expense Group/Universe. The Board noted that actual subadvisory fees (as a portion of actual net management fees) are below the medians of its Subadvised Expense Group/Universe and that the proposed subadvisory fees would be above the medians of its Subadvised Expense Group/Universe. The Board noted that SAAMCo would retain less of its advisory fee.

•

Multi-Managed Moderate Growth Portfolio. The Board considered that the proposed contractual subadvisory fees would be above the Portfolio’s current subadvisory fees and above the averages of its Subadvised Expense Group/Universe. The Board noted that actual subadvisory fees (as a portion of actual net management fees) are below the medians of its Subadvised Expense Group/Universe and that the proposed subadvisory fees would be above the medians of its Subadvised Expense Group/Universe. The Board noted that SAAMCo would retain less of its advisory fee.

•

Small Cap Portfolio. The Board considered that the proposed contractual subadvisory fees would be above the Portfolio’s current subadvisory fees and below the averages of its Subadvised Expense Group/Universe. The Board noted that actual subadvisory fees (as a portion of actual net management fees) are below the medians of its Subadvised Expense Group/Universe and that the proposed subadvisory fees would be above the medians of its Subadvised Expense Group/Universe. The Board noted that SAAMCo would retain less of its advisory fee.

Cost of Services & Benefits Derived. With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SAAMCo in connection with rendering investment advisory services to the Trust were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Trust were de minimis and did not impact upon the reasonableness of the advisory fee retained by SAAMCo. The Board considered that SAAMCo is paid an administrative services fee of up to 0.04% of the average daily net asset value of the Trust’s Portfolios pursuant to an arrangement between SAAMCo and certain affiliated life insurance companies (the “Life Companies”).

In connection with benefits derived from the Trust, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolios’ shares, which amounts may be material. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolios to the same extent the Portfolios receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may also rely on foreign tax credits with respect to certain foreign securities held in applicable Portfolios. Finally, the Board considered that the Life Companies receive revenue sharing payments from SAAMCo and certain other persons in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SAAMCo.

The Board concluded that any benefits that SAAMCo and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios were reasonable.

Profitability and Economies of Scale. In considering the reasonableness of the advisory fee retained by SAAMCo, the Board received information related to SAAMCo’s profitability with respect to the services it provides to the Trust’s Portfolios. The profitability analysis reflected the relationship between SAAMCo and SunAmerica Annuity and Life Assurance Company (“SAAL”) that provides that SAAMCo contributes the profits earned through its management of the Portfolios of the Trust to SAAL. The Board also considered that SAAMCo has entered into an agreement with The United States Life Insurance Company in the City of New York (“USLIC”) (formerly, First SunAmerica Life Insurance Company) wherein SAAMCo pays USLIC a fee to perform certain administrative services for the benefit of certain variable annuity contract owners. The Board determined that the profitability to SAAMCo in connection with its relationship to the Trust was reasonable.

It was noted that the subadvisory fees paid pursuant to the Subadvisory Agreement are paid by SAAMCo out of the advisory fees that it receives. The Trustees also relied on the ability of SAAMCo to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. It was noted that SAAMCo reviewed a number of factors in determining appropriate subadvisory fees payable to the Subadviser. Such factors include review of (1) style class peers primarily within the variable annuity universe; (2) key competitor analysis; (3) portfolio analysis; (4) product suitability; and (5) special considerations such as competitor subaccount characteristics, uniqueness of the product and the manager’s prestige. The Board also considered that JPMIM subadvises other funds advised by SAAMCo and/or its affiliates. The Board determined that the profitability to the Subadviser in connection with its relationship with the Portfolios is therefore not a material factor in their consideration of the Subadvisory Agreements.

The Board considered that the Subadvisory Agreement contains breakpoints in the fee schedules, however, since SAAMCo, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. For similar reasons as stated above with respect to the Subadvisers’ profitability and the costs of their providing services, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Portfolios are not a material factor in its consideration at this time.

Terms of Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms of the Subadvisory Agreement including the duties and responsibilities undertaken by the Subadviser as discussed above. The Board noted that the terms of the Subadvisory Agreement will be identical except as amended to provide for the management of the Portfolios. The Board also reviewed the terms of payment for services rendered and noted that SAAMCo compensates the Subadviser out of the fees it receives from the Trust. The Board noted that the Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered other terms and conditions of the Subadvisory Agreement.

Conclusions. In reaching its decision to approve the Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have attributed different weights to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that the Subadviser possesses the capability and resources to perform the duties required of it under the Subadvisory Agreement.

Further, based upon its review of the Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolios and their shareholders, and (2) the subadvisory fee rate is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of January 31, 2013, all shares were owned directly by the separate accounts of American General Life Insurance Company (“AGL”) (formerly, SunAmerica Annuity and Life Assurance Company), and The United States Life Insurance Company in the City of New York (“USL”). All outstanding shares of the Portfolio are owned of record, in the aggregate by the following:

	AGL		USL
	Shares	Percentage	Shares	Percentage
Multi-Managed Growth Portfolio – Class 1	696,043.33	100.00%	—	0.00%
Multi-Managed Growth Portfolio – Class 2	1,348,690.23	100.00%	—	0/00%
Multi-Managed Growth Portfolio – Class 3	1,791,206.97	96.71%	60,920.06	3.29%
Multi-Managed Moderate Growth Portfolio – Class 1	957,775.70	100.00%	—	0.00%
Multi-Managed Moderate Growth Portfolio – Class 2	3,881,573.34	100.00%	—	0.00%
Multi-Managed Moderate Growth Portfolio – Class 3	3,756,683.57	97.49%	96,608.14	2.51%
Small Cap Portfolio – Class 1	174,567.54	100.00%	—	0.00%
Small Cap Portfolio – Class 2	2,446,725.19	100.00%	—	0.00%
Small Cap Portfolio – Class 3	1,891,276.67	94.49%	110,232.73	5.51%

To SAAMCo’s knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein of more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of January 31, 2013.

Brokerage Commissions

For the Portfolio’s fiscal year ended March 31, 2012, the Portfolios paid the following amounts in brokerage commissions, none of which were paid to affiliated broker/dealers:

Portfolio	Commissions
Multi-Managed Growth Portfolio	$102,861
Multi-Managed Moderate Growth Portfolio	$166,058
Small Cap Portfolio	$320,410

Other Service Agreements

For the fiscal year ended March 31, 2012, the Portfolios paid the following amounts in shareholder services fees to SunAmerica Annuity and Life Assurance Company and The United States Life Insurance Company in the City of New York, each of which are affiliates of SAAMCo, the Portfolios’ adviser:

Portfolio	Service Fees Paid
Multi-Managed Growth Portfolio	$127,980
Multi-Managed Moderate Growth Portfolio	$239,389
Small Cap Portfolio	$335,254

SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of SunAmerica Series Trust, 2919 Allen Parkway, Houston, Texas 77019.

By Order of the Trustees,

Nori L. Gabert Secretary Seasons Series Trust

Dated: March 15, 2013

Exhibit A

AMENDMENT NO. 3

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT is dated as January 14, 2013, by and between SUNAMERICA ASSET MANAGEMENT CORP., formerly AIG SunAmerica Asset Management Corp., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated June 16, 2003, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the Seasons Series Trust Multi Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio and Small Cap Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Multi-Managed Growth Portfolio	[OMITTED]

Multi-Managed Moderate Growth Portfolio	[OMITTED]

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Small Cap Portfolio	[OMITTED]

Subadviser shall manage a portion of the assets of the Multi Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio and Small Cap Portfolio and shall be compensated as noted above.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
Name: Peter A. Harbeck
Title: President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ SCOTT G. MORITZ
Name: Scott G. Moritz
Title: Vice President

AMENDMENT NO. 2

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT is dated as of October 2, 2007, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated June 16, 2003, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties desire to amend the Subadvisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with subadvisory affiliates; and

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. The following provision is inserted in Section 1 of the Subadvisory Agreement:

“The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
Name: Peter A. Harbeck
Title: President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ DAVID M. WARSOFF
Name: David M. Warsoff
Title: Vice President

AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of January 19, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated June 16, 2003, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Section 2(a) of the Subadvisory Agreement is amended to delete the underlined portion of the following sentence contained therein:

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser’s affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio’s total transactions in securities and other investments during the Trust’s fiscal year.

2. The first sentence of Section 2(b) of the Subadvisory Agreement shall be amended to delete the words “and rewarding sales or distribution.”

3. The following new paragraph shall be added to the Subadvisory Agreement:

20. Confidentiality. The Subadviser will not disclose to any unaffiliated third party or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and Subadviser and its affiliates will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, self regulatory organizations, or to the extent such disclosure is necessary for employees of the Subadviser or its affiliates to carry out its duties on behalf of the Portfolio(s) as contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

6. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ PETER A. HARBECK	By:	/s/ DAVID WARSOFF
Name: Peter A. Harbeck		Name: David Warsoff
Title: President and Chief Executive Officer		Title: Vice President

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of June 16, 2003, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is an “investment adviser” as defined under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information, and (b) applicable laws and regulations. The Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and the provisions, representations and warranties of this Section 1 of the Subadvisory Agreement shall apply only to the portion of the assets of a Portfolio managed by the Subadviser.

The Subadviser represents and warrants to the Adviser that it will manage the portion of the assets allocated to it of each Portfolio set forth in Schedule A in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments. Without limiting the foregoing, and subject to Section 11(c) hereof, the Subadviser represents and warrants that it will manage the portion of the assets allocated to it of each Portfolio in compliance with (a) the diversification requirements specified in the Internal Revenue Services’s regulations under Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”); (b) the provisions of the 1940 Act and rules adopted thereunder; (c) any applicable state insurance law that Adviser notifies the Subadviser is applicable to the investment management of the Portfolio; (d) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (e) the policies and procedures as adopted by the Trustees of the Trust and communicated to the Subadviser. The Adviser agrees that it, and not the Subadviser, shall be solely responsible for insuring that each Portfolio set forth in Schedule A managed by the Subadviser (i) qualifies as a “regulated investment company” under Subchapter M, chapter 1 of the Code; and (ii) complies with any limits in its current prospectus or statement of additional information concerning concentration of investments or the amount of assets that may be invested by the Portfolio in any one or more securities. Should the Adviser determine that the Portfolio is not in compliance with Subchapter M, chapter 1 of the Code, the Subadviser agrees to follow instructions of the Adviser to remedy such non-compliance. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the 1940 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

2. Portfolio Transactions. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm‘s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio; provided, however, that for each of a Portfolio’s fiscal years, the annual percentage of portfolio transactions which are engaged in with the Subadviser’s affiliates or the Adviser and its affiliates, may not exceed 25% of the total value of transactions in securities and other investments entered into by the portion of the Portfolio assigned to the Subadviser in that fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request, including but not limited to, reports prepared by independent third parties relating to the execution costs of such transactions. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may request the Subadviser to effect a specific percentage of the transactions in securities and other investments it effects on behalf of the Portfolio with certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge and agree that all brokerage transactions are subject to best execution. As such, the Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution. The Adviser acknowledges that the Subadviser may be unable to fulfill the Adviser’s request for direction for a number of reasons, including, but not limited to: (1) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc; (2) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly; (3) The Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where the Subadviser would, in some instances, be in a better position to negotiate commissions; and (4) the Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of AIG SunAmerica Capital Services, Inc. (“SACS”) or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser.

8. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

9. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

10. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

11. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such officers, directors/trustees, agents, employees, controlling persons and shareholders may become subject under the 1940 Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to a failure by the Subadviser to comply with the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser; and (ii) reasonable acts of the Subadviser which result from a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

(d) Under no circumstances shall the Adviser or the Subadviser be liable to any indemnitee for indirect, special or consequential damages, even if the Adviser or the Subadviser is apprised to the likelihood of such damages.

12. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

13. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the 1940 Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

16. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

17. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

18. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

19. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
Attention: Legal—Mutual Funds

Adviser:	AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311

Attention: Robert M. Zakem
Senior Vice President and
General Counsel

with a copy to:	AIG SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
Attention: Mallary L. Reznik
Secretary, Seasons Series Trust

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ PETER A. HARBECK
	Name:	Peter A. Harbeck
	Title:	President and Chief Executive Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ DAVID M. WARSOFF
	Name:	David M. Warsoff
	Title:	Vice President

SEASONS SERIES TRUST

P.O. Box 54299

Los Angeles, CA 90054-0299

Multi-Managed Growth Portfolio

Multi-Managed Moderate Growth Portfolio

Small Cap Portfolio

(each a “Portfolio,” collectively the “Portfolios”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.sunamerica.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding changes in the Portfolios’ subadvisers is now available at the website referenced above. The Portfolios are series of Seasons Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access SunAmerica’s website to review a complete copy of the Information Statement, which contains important information about the changes.

As discussed in the Information Statement, on November 29, 2012, the Board of Trustees of the Trust approved the appointment of J.P. Morgan Investment Management Inc. (“JPMorgan”) as a subadviser to a portion of each of the Portfolios. In connection with the retention of JPMorgan, SunAmerica Asset Management Corp. (“SAAMCo”), the Portfolios’ adviser, ceased to directly manage certain portions of the Portfolios. SAAMCo continues to be the Portfolios’ adviser. On January 14, 2013, JPMorgan began managing the Portfolios.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows the Portfolios’ investment adviser, SAAMCo, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about the new subadviser and the subadvisory agreement within 60 days of the hiring of any new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about March 15, 2013, to all participants in a variable annuity or life insurance contract who were invested in the Portfolios as of the close of business on January 31, 2013. A copy of the Information Statement will remain on SunAmerica’s website until at least March 15, 2014.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. You may also have an electronic copy of the Information sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until March 15, 2014. To ensure prompt delivery, you should make your request no later than March 15, 2014. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only. You are not required to take any action.